EXHIBIT 10.2

                                                            Loan Nos. 03-0213838
                                                                      03-0213839
                                                                      03-0213840


                   AGREEMENT REGARDING INDENTURE AND MORTGAGES

         This AGREEMENT REGARDING INDENTURE AND MORTGAGES (this "Agreement") is made as of January 1, 2001 between LASALLE BANK NATIONAL ASSOCIATION (f/k/a LaSalle National Bank), as Indenture Trustee for EQI FINANCING PARTNERSHIP I, L.P. COMMERCIAL MORTGAGE BONDS, SERIES 1997-1 (ALender@), and EQI FINANCING PARTNERSHIP I, L.P., a Tennessee limited partnership (the ABorrower@).

                                    RECITALS

         WHEREAS, Borrower is the owner of a fee estate in twenty-one various hotel properties listed in Exhibit "A", which Exhibit is attached hereto and made a part hereof by this reference (collectively, the AProperty@), and the hotels (collectively, the AHotels) located on the Property;

         WHEREAS, Lender is the indenture trustee under an indenture dated February 6, 1997 (the AIndenture@) under which Borrower has issued certain bonds (the ABonds@);

         WHEREAS, the Bonds are secured by various mortgages, deeds of trust, deeds to secure debt and similar instruments in favor of Lender (the AExisting Mortgages@) encumbering the Property, which Existing Mortgages are identified in Exhibit "B" attached hereto and made a part hereof by this reference. The Existing Mortgages and any other documents now and hereafter evidencing, securing or otherwise relating to the Bonds are hereinafter collectively referred to as the ASecurity Documents@;

         WHEREAS, pursuant to a certain Consolidated Lease Amendment dated November 15, 1996, as amended by a certain Successor Consolidated Lease Amendment dated February 6, 1997 (collectively and as so modified and amended, the AOriginal Leases@), Crossroads/Memphis Financing Company, L.L.C. (AOriginal Lessee@) had leased the Premises from Borrower;

         WHEREAS, the Original Leases have been terminated, and Borrower and ENN Leasing Company I, L.L.C., a Delaware limited liability company (ATenant@) have entered into a Consolidated Lease Agreement of even date herewith (hereinafter referred to as the ALease@), pursuant to which Tenant has leased the Property from Borrower;

         WHEREAS, Lender, Tenant and Borrower have entered into a Consolidated Lease Estoppel and Subordination Agreement (hereinafter referred to as the "Lease Subordination"), dated of even date herewith, pursuant to which the Lease is subordinated to the Existing Mortgages;

         WHEREAS, Tenant has entered into certain management agreements of even date herewith providing for the provision of management services to Tenant with respect to the Hotels (each such management agreement is individually referred to herein as a AManagement Agreement@ and collectively as the AManagement Agreements@ and each manager under a Management Agreement is individually referred to herein as a AManager@ and collectively as the AManagers@);

         WHEREAS, each Manager and Tenant have entered into a separate assignment and subordination of management agreement (each such agreement is individually referred to herein as a "Management Agreement Subordination" and collectively as the "Management Agreement Subordinations"), dated of even date herewith, in favor of Lender pursuant to which the Management Agreements have been subordinated to the Existing Mortgages;

         WHEREAS, Tenant, Lender and Borrower have entered into a Security and Lockbox Agreement (hereinafter referred to as the "Lockbox Agreement"), dated of even date herewith, to provide for the payment of cash amounts otherwise due Tenant to a bank account controlled by or maintained for the benefit of Midland Loan Services, Inc. ("Servicer"), acting as Agent for Lender, as more particularly provided in the Lockbox Agreement;

         WHEREAS, in connection with the execution of the Lease, Lender desires that the Borrower and Tenant enter into this Agreement, in accordance with the terms of the Existing Mortgages and the Indenture, to clarify certain defined terms and provisions contained in the Security Documents that reference the Original Lease and to include references to the Lockbox Agreement, the Lease Subordination, and the Management Agreement Subordinations;

         NOW, THEREFORE, in consideration of the premises and the due performance of the commitments and agreements hereinafter set forth, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. Undefined capitalized terms used in this Agreement shall have the same meaning given such terms in the Security Documents.

         2. Existing Mortgages. Lender and Borrower hereby agree that certain terms and provisions of the Existing Mortgages shall be clarified from and after the date hereof as follows:

         (a) Section 5.16(b) of the Existing Mortgages shall be deemed to state, from and after the date hereof, as follows, for purposes of incorporating the form of subordination agreement applicable to the Management
     Agreements:

               "(b) such replacement lessee executes an agreement substantially similar to the Subordination Agreement and such replacement manager executes an agreement substantially similar to the Management Agreement Subordination."

         (b) Section 5.21(a) of the Existing Mortgages shall be deemed to state, from and after the date hereof, as follows, for purposes of conforming to the terms of the new Lease.

                  "The Beneficiary acknowledges that the Borrower is a party to a lease agreement (the "Lease") with Lessee, pursuant to which the entire Mortgaged Property has been leased to the Lessee. The Borrower represents and warrants that it has not entered into any lease or occupancy agreement of any kind or nature with respect to the Mortgaged Property other than the Lease. The Borrower shall not amend or modify the Lease or cancel or terminate the Lease (except in connection with a Lease Event of Default or a termination otherwise expressly permitted under the Lease) without the prior written consent of the Beneficiary, which consent will be given upon confirmation from the Rating Agency that such action will not cause a qualification, withdrawal or downgrading of the ratings then maintained by the Rating Agency with respect to the Bonds. To the extent any obligation of the Borrower hereunder is an obligation to be performed by the Lessee under the Lease, the Borrower shall fulfill such obligation by causing the Lessee to perform such obligations."

         3. Indenture. Lender and Borrower hereby agree that certain terms and provisions of the Indenture shall be clarified from and after the date hereof as follows:

         (a) Any references in Section 5.21 of the Indenture to the "Comfort Letter" attached as Exhibit J to the Indenture shall be deemed to refer, from and after the date hereof, to the forms of comfort letters attached hereto as Exhibit "C".

         (b) The Glossary of terms attached to the Indenture shall incorporate, from and after the date of this Agreement, the following new definitions of existing defined terms, and the defined terms existing prior to the date hereof shall no longer be in full force and effect:

                  "'Lease' shall mean, with respect to each Mortgaged Property, the agreement pursuant to which the Borrower rents and leases to the Lessee and the Lessee rents and leases from the Borrower, such Mortgaged Property, which agreement is evidenced by a Consolidated Lease Agreement, dated as of January 1, 2001, between Borrower and Lessee embodying the Lease for each of the Mortgaged Properties.

                  'Lessee' shall mean ENN Leasing Company I, L.L.C.

                  'Loan Documents' shall mean the Mortgages, the Subordination Agreement, the Indenture, the Bonds, the Lockbox Agreement, the
         Management Agreement Subordination, and all other agreements, instruments, certificates and documents (including all Uniform Commercial Code financing statements) delivered by or on behalf of the Borrower or its Affiliates to evidence or secure the Bonds or otherwise in satisfaction of the requirements of documents identified above.

                  'Subordination Agreement' shall mean the Consolidated Lease Estoppel and Subordination Agreement, dated as of January 1, 2001, among the Lessee, the Issuer and the Indenture Trustee.

                  'Management Agreement' shall mean the management agreements between Lessee and the Manager relating to the management and operation of the Hotels by the Manager.

                  'Manager' shall mean, individually and collectively, Crossroads Hospitality Company, L.L.C., a Delaware limited liability company, Crestline Hotels & Resorts, Inc., a Delaware corporation, and Promus Hotels, Inc., a Delaware corporation, or any substitute manager approved by Beneficiary in accordance with the terms and conditions of the applicable Mortgage."

         (c) The Glossary of terms attached to the Indenture shall incorporate the following new defined terms:

                  "'Lockbox Agreement' shall mean the Security and Lockbox Agreement, dated as of January 1, 2001, executed by Lessee, Issuer and Indenture Trustee.

                  'Management Agreement Subordination' shall mean, individually and collectively, the Assignment and Subordination of Management Agreements, dated as of January 1, 2001, executed by Lessee and each Manager in favor of Indenture Trustee."

         4. Representations and Warranties. Borrower represents and warrants to Lender as follows:

         (a) Borrower has made available to Lender a correct and complete copy of the Lease and all amendments thereto. As of the date hereof, the Lease is unmodified and in full force and effect and Borrower is not, and, to Borrower's knowledge, Tenant is not in default under the Lease.

         (b) As of the date hereof, the Management Agreements applicable to each of the Mortgaged Properties are unmodified and in full force and effect and Borrower is not, and, to Borrower's knowledge, the Lessee is not in default under the Management Agreements.

         (c) The execution, delivery and performance of this Agreement and the transactions contemplated hereby (i) are within the authority of Borrower,
     (ii) have been duly authorized by all necessary proceedings on the part of Borrower, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which Borrower is subject or any judgment, order, writ, injunction, license or permit applicable to Borrower, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the organizational documents of Borrower, or any agreement, contract or other instrument binding upon Borrower or any of its properties or to which Borrower is subject, and (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of Borrower, other than the liens and encumbrances created by the Security Documents.

         (d)  This  Agreement   constitutes   the  valid  and  legally   binding
     obligations of Borrower enforceable in accordance with the respective terms and provisions hereof.

         (e) The execution, delivery and performance of this Agreement and the transactions contemplated hereby do not require the approval or consent of Borrower, its general and limited partners and their partners, directors and shareholders, or the authorization, consent, or approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained.

         5. Ratification. Except as hereinabove set forth, all terms, covenants and provisions of the Security Documents remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Security Documents as clarified herein. Nothing in this Agreement shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Indenture or the other obligations of Borrower under the Security Documents.

         6. Expenses. All expenses, including without limitation, reasonable legal fees, incurred by Lender in connection with the preparation, negotiation and closing of this Agreement and the transactions contemplated hereby shall be paid by Borrower.

         7. Counterparts. This Agreement may be executed in any number of counterparts which shall together constitute but one and the same agreement.

         8. Recording. Borrower hereby agrees that this Agreement may be recorded at any time in the jurisdictions where the Existing Mortgages were recorded, in Lender's sole discretion, following an Event of Default or at any time that Lender believes in its reasonable business judgment that recording is necessary (a) to comply with the requirements of applicable law, (b) to properly maintain its collateral, or (c) as otherwise required to be consistent with sound servicing practices and standards. Any recording or filing fees incurred as a result thereof shall be the responsibility of Borrower.

         9. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the state of New York, except that at all times any provisions herein relating to or affecting the Existing Mortgages shall be governed by and construed in accordance with the laws of the state in which the Property relating to such Existing Mortgage is located.

         10. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Security Documents.

                  [remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have hereto set their hands and affixed their seals as of the day and year first above written.

                                    BORROWER:

                                    EQI FINANCING PARTNERSHIP I, L.P.

                                    By:  EQI Financing Corporation, its general
                                         partner


                                    By:    /S/ Howard A. Silver
                                           -------------------------------------
                                    Name:  Howard A. Silver
                                           -------------------------------------
                                    Title: President
                                           -------------------------------------

                                    LENDER:

                                    LASALLE BANK NATIONAL  ASSOCIATION (f/k/a
                                    LaSalle National Bank), as Indenture Trustee for EQI FINANCING PARTNERSHIP I, L.P. COMMERCIAL MORTGAGE BONDS, SERIES 1997-1

                                    BY: MIDLAND LOAN SERVICES, INC., a Delaware
                                        corporation, its attorney-in-fact

                                    By:    /s/ C.J. Sipple
                                           -------------------------------------
                                    Name:  C.J. Sipple
                                           -------------------------------------
                                    Title: E.V.P. and Servicing Officer
                                           -------------------------------------

                                   EXHIBIT "A"

                                  The Property

     Hampton InnCSarasota, FL

     Hampton InnCFt. Worth, TX

     Hampton InnCChicago (Gurnee), IL

     Hampton InnCKnoxville (Alcoa, TN

     Hampton InnCAnn Arbor, MI

     Comfort InnCJacksonville Beach, FL

     Hampton InnCMilford, CT

     Hampton InnCChicago (Naperville), IL

     Holiday InnCCharleston (Mt. Pleasant), SC

     Hampton InnCLouisville, KY

     Hampton InnCJacksonville, FL

     Hampton InnCMeriden, CT

     Hampton InnCIndianapolis, IN

     Hampton InnCCleveland (Westlake), OH

     Hampton InnCCollege Station, TX

     Hampton InnCAustin, TX

     Hampton InnCFayetteville, NC

     Holiday InnCWinston-Salem, NC

     Residence InnCOmaha, NE

     Hampton InnCGastonia, NC

     Hampton InnCColumbus, GA

                                   EXHIBIT "B"

                             The Existing Mortgages

         The Following Existing Mortgages, dated as of February 6, 1997, by EQI Financing Partnership I, L.P., as Borrower, to and for the benefit of LaSalle National Bank, the indenture trustee, as Beneficiary:

         1. Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement for Hampton Inn Sarasota, FL

         2. Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement for Hampton Inn Ft. Worth, TX

         3. Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement for Hampton Inn Chicago (Gurnee), IL

         4. Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement for Hampton Inn Knoxville (Alcoa), TN

         5. Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement for Hampton Inn Ann Arbor, MI

         6. Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement for Comfort Inn Jacksonville Beach, FL

         7. Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement for Hampton Inn Milford, CT

         8. Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement for Hampton Inn Chicago (Naperville), IL

         9. Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement for Holiday Inn Charleston (Mt. Pleasant), SC

         10. Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement for Hampton Inn Louisville, KY

         11. Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement for Hampton Inn Jacksonville, FL

         12. Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement for Hampton Inn Meriden, CT

         13. Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement for Hampton Inn Indianapolis, IN

         14. Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement for Hampton Inn Cleveland (Westlake), OH

         15. Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement for Hampton Inn College Station, TX

         16. Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement for Hampton Inn Austin, TX

         17. Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement for Hampton Inn Fayetteville, NC

         18. Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement for Holiday Inn Winston-Salem, NC

         19. Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement for Residence Inn Omaha, NE

         20. Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement for Hampton Inn Gastonia, NC

         21. Deed to Secure Debt, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement for Hampton Inn Columbus, GA

         [Copies of the Existing Mortgages omitted for purposes of this filing]